SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2002

Razorfish, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-25847	13-3804503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Beach Street, New York, New York 10013
(Address of Principal Executive Officers) (Zip Code)

(212) 966-5960
(Registrant’s telephone number, including area code)

107 Grand Street, New York, New York 10013
(former name or former address, if changed since last report)

Item 5.    Other Events

On August 21, 2002, Razorfish, Inc. issued a press release (which is attached hereto as Exhibit 99) announcing the transfer of its common stock from The Nasdaq National Market to the Nasdaq SmallCap Market.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits
Item 601(a) of Regulation S-K

Exhibit No.	Description
99	Press release announcing the transfer of shares from the Nasdaq National Market to the Nasdaq Small Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAZORFISH, INC.

/s/ JOHN J. ROBERTS
John J. Roberts Chief Financial Officer

August 21, 2002

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